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                                                                 EXHIBIT 10.32.1



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                                 FIRST AMENDMENT

                                       TO

                            ADMINISTRATIVE PERSONNEL
                            AND FACILITIES AGREEMENT


                                   ----------


                          Dated as of December 1, 1998


                                   ----------


                               REDWOOD TRUST, INC.


                                       and


                               RWT HOLDINGS, INC.




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                            ADMINISTRATIVE PERSONNEL
                            AND FACILITIES AGREEMENT


THIS FIRST AMENDMENT, made effective as of the 1st day of December, 1998 (the "Effective Date"), is by and between Redwood Trust, Inc., a Maryland corporation ("REIT"), and RWT Holdings, Inc., a Delaware corporation ("Holdings"). References to REIT or Holdings herein shall include any wholly-owned subsidiaries of REIT or Holdings from time to time, unless the context otherwise requires.

                                   BACKGROUND

     A.   REIT owns all of the Series A Preferred Stock of Holdings;

     B. Holdings and REIT entered into an Administrative Personnel and Facilities Agreement (the "Agreement"), dated as of April 1, 1998, to provide for the sharing of certain administrative personnel and facilities.

     C. Subsequent to entering into the Agreement, Holdings established its chief executive office at 125 East Sir Francis Drake Boulevard, Suite 300, Larkspur, California 94939.

     D. The parties desire to acknowledge the Holdings' relocation to the above-referenced site and to re-affirm the provisions of the Agreement in light of such relocation.

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:

     1. Agreement Re-affirmed. Except as herein provided, all of the terms and conditions of the Agreement are hereby re-affirmed by REIT and Holdings and the provisions of the Agreement shall remain in full force and effect notwithstanding the relocation of Holdings' chief executive office to 125 East Sir Francis Drake Boulevard, Suite 300, Larkspur, California 94939.

     2. Change of Notice Address. From and after the date hereof, the address for notices to Holdings under Section 6 of the Agreement shall be as follows:

          Holdings:     RWT Holdings, Inc.
                        125 East Sir Francis Drake Boulevard
                        Suite 300
                        Larkspur, California 94939
                        Attn: Vickie L. Rath

     3. Execution in Counterparts. This First Amendment may be executed in one or more counterparts, any of which shall constitute an original as against any party whose signature appears on it, and all of which shall together constitute a single instrument. This First Amendment shall become binding when one or more counterparts individually or taken together, bear the signatures of both parties.



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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their officers as of the day and year first above written.


                                            REDWOOD TRUST, INC.


                                            By:  /s/ Douglas B. Hansen
                                              ----------------------------------
                                            Name:  Douglas B. Hansen
                                                 -------------------------------
                                            Title:  President
                                                  ------------------------------


                                            RWT HOLDINGS, INC.


                                            By:  /s/ Vickie L. Rath
                                              ----------------------------------
                                            Name:  Vickie L. Rath
                                                 -------------------------------
                                            Title:  Treasurer
                                                  ------------------------------



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